Exhibit 10.1

FIRST AMENDMENT TO

CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) is among MAGELLAN MIDSTREAM PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), the banks and other financial institutions listed on the signature pages hereto (together with each other person who becomes a Lender, collectively the “Lenders”), JPMORGAN CHASE BANK, a New York banking corporation, individually as a Lender and as Administrative Agent (the “Agent”), and J.P. MORGAN SECURITIES INC. and LEHMAN BROTHERS INC, as Joint Bookrunners and Lead Arrangers.

Preliminary Statement

WHEREAS, Borrower, Agent and the Lenders are parties to that certain Credit Agreement dated as of May 25, 2004 (as same may be further amended, restated, increased and extended, the “Credit Agreement”), under and subject to the terms of which the Lenders have committed to make Revolving Loans and issue Letters of Credit to Borrower; and

WHEREAS, Borrower has now requested that the Agent and Lenders modify the Credit Agreement and change certain terms thereof, and the Agent and Lenders have agreed to do so; and

WHEREAS, Borrower, Agent and the Lenders wish to execute this First Amendment to evidence such agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Agent and the Lenders hereby agree as follows (all capitalized terms used herein and not otherwise defined shall have the meanings as defined in the Credit Agreement):

Section 1. Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by deleting sub-section (b) of the defined term “Permitted Investments” in its entirety and is replaced by the following:

“(b) investments in commercial paper, asset backed securities, auction rate securities or similar instruments maturing or resetting within 270 days from the date of acquisition thereof and having, at such date, a credit rating of at least A-2 or AA from S&P or P-2 or Aa2 from Moody’s;”

Section 2. Amendment to Section 6.08. Section 6.08 of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

“SECTION 6.08. Restrictive Agreements. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon the ability of any Restricted Subsidiary to (a) make Restricted Payments, including, without limitation, to pay dividends or other distributions in respect of any Equity Interests of such Restricted Subsidiary, (b) make or repay loans or advances to the Borrower or any other Restricted Subsidiary, or (c) Guarantee Indebtedness of the Borrower or any other Restricted Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.08 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Restricted Subsidiary pending such sale, provided such restrictions and conditions apply only to the Restricted Subsidiary that is to be sold and such sale is permitted hereunder, and (iv) the foregoing shall not apply to restrictions and conditions contained in that certain Credit Agreement (the “Bridge Loan Agreement”) to be entered into on or before November 15, 2004, among the Borrower, Lehman Brothers Inc., as sole lead arranger and sole bookrunner, Lehman Commercial Paper Inc., as syndication agent, and the several banks and other financial institutions or entities parties thereto, providing for borrowings of up to $300,000.000 by the Borrower (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any restrictions or conditions contained in the Bridge Loan Agreement or any other documents entered into in connection therewith); provided that in no event shall such restrictions and conditions contained in the Bridge Loan Agreement be more restrictive than the restrictions and conditions set forth in Section 6.06 of this Agreement and in this Section 6.08.”

Section 3. Amendment to Section 6.14. Section 6.14 is hereby deleted in its entirety and replaced by the following:

“SECTION 6.14. Intentionally Deleted.”

Section 4. Representations True; No Default. Borrower represents and warrants that:

(i) this First Amendment has been duly authorized, executed and delivered on its behalf; the Credit Agreement, as amended hereby, together with the other Loan Documents to which Borrower is a party, constitute valid and legally binding agreements of Borrower enforceable in accordance with their terms;

(ii) the representations and warranties of Borrower contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof; and

(iii) after giving effect to this First Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.

Section 5. Expenses, Additional Information. Borrower shall pay to the Agent all reasonable expenses incurred in connection with the execution of this First Amendment, including all reasonable expenses incurred in connection with any previous negotiation and loan documentation. Borrower shall furnish to the Agent and Lenders all such other documents, consents and information relating to Borrower as the Agent or any Lender may reasonably require to accomplish the purposes hereof.

Section 6. Effectiveness. This First Amendment shall become effective when, and only when Borrower, Agent and the Required Lenders shall have executed and delivered to the Agent a counterpart of this First Amendment.

Section 7. Miscellaneous Provisions.

(a) From and after the execution and delivery of this First Amendment, the Credit Agreement shall be deemed to be amended and modified as herein provided, and except as so amended and modified the Credit Agreement shall continue in full force and effect.

(b) The Credit Agreement and this First Amendment shall be read and construed as one and the same instrument.

(c) Any reference in any of the Loan Documents to the Credit Agreement shall be a reference to the Credit Agreement as amended by this First Amendment.

(d) This First Amendment shall be construed in accordance with and governed by the laws of the State of New York and of the United States of America.

(e) This First Amendment may be signed in any number of counterparts and by different parties in separate counterparts and may be in original or facsimile form, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(f) The headings herein shall be accorded no significance in interpreting this First Amendment.

Section 8. Binding Effect. This First Amendment shall be binding upon and inure to the benefit of Borrower, Lenders and the Agent and their respective successors and assigns, except that Borrower shall not have the right to assign its rights hereunder or any interest herein.

Section 9. Final Agreement of the Parties. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE

A “LOAN AGREEMENT” AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS AND COMMERCE CODE AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Section 10. This First Amendment may be executed by the parties on separate counterparts, and each counterpart when so executed and delivered shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument.

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IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their respective duly authorized officers on the 9th day of September, 2004, to be effective as of May 25, 2004.

MAGELLAN MIDSTREAM PARTNERS, L.P., a Delaware limited partnership

By:	Magellan GP, LLC,
a Delaware limited liability company

	By:	/s/ John D. Chandler
	Name:	John D. Chandler
	Title:	Chief Financial Officer

JPMORGAN CHASE BANK, a New York banking corporation, individually and as Administrative Agent,

	By:	/s/ Beth Lawrence
	Name:	Beth Lawrence
	Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement]

LEHMAN COMMERCIAL PAPER, INC.

By:	/s/ Janine M. Shugan
Name:	Janine M. Shugan
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

CITIBANK, N.A.

By:	/s/ Todd J. Mogil
Name:	Todd J. Mogil
Title:	Attorney-in-Fact

[Signature Page to First Amendment to Credit Agreement]

SUNTRUST BANK

By:	/s/ David Edge
Name:	David Edge
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement]

THE BANK OF NOVA SCOTIA

By:	/s/ V. Gibson
Name:	V. Gibson
Title:	Assistant Agent

[Signature Page to First Amendment to Credit Agreement]

UBS LOAN FINANCE LLC

By:	/s/ Joseline Fernandes
Name:	Joesline Fernandes
Title:	Associate Director, Banking Products Services, US

By:	/s/ Doris Mesa
Name:	Doris Mesa
Title:	Associate Director, Banking Products Services, US

[Signature Page to First Amendment to Credit Agreement]

UFJ BANK LIMITED

By
Name:
Title:

[Signature Page to First Amendment to Credit Agreement]

ROYAL BANK OF CANADA

By:	/s/ David McCluskey
Name:	David McCluskey
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

GOLDMAN SACHS CREDIT PARTNERS L.P.

By:	/s/ Bruce H. Mendalula
Name:	Bruce H. Mendalula
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]